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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                  MARCH 31, 2006, AS AMENDED ON APRIL 19, 2006

                          ONE VOICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      0-27589                    95-4714338
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                 4275 Executive Square #200, La Jolla, CA 92037
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                EXPLANATORY NOTE

We are filing this Amendment No. 1 to our Current Report on Form 8-K which we filed on April 10, 2006 in order to clarify the date in which we filed the restatements to our financial statements for the years ended December 31, 2004 and 2003 . In addition, we have updated the letter from Peterson & Co. LLP, our independent registered public accounting firm, to reflect the filing of this amendment. In all other material respects this Amended Current Report on Form 8-K/A is unchanged from the Form 8-K filed on April 10, 2006.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Subsequent to the issuance of the financial statements of One Voice Technologies, Inc. (the "Company") for the years ended December 31, 2004 and 2003, on March 31, 2006 management determined that the Company's previous accounting for its common stock purchase warrants issued from 2003 to 2004 did not comply with Emerging Issues Task Force 00-19, ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS INDEXED TO, AND POTENTIALLY SETTLED IN, A COMPANY'S OWN STOCK. As a result, the Company determined that the fair value of the warrants should have been reclassified from additional paid in capital, to a current liability, and that the warrant fair value should have been marked to market as of the balance sheet date with the corresponding non-cash gain or loss reflected in the results of operations. Accordingly, the financial statements for the years ended December 31, 2004 and 2003 have been restated from the amounts previously reported and should no longer be relied upon.

The impact of this restatement will change net income within the various periods covered. This correction in the accounting for its warrants had no impact on the Company's net sales, net cash flows, cash balances or debt covenant compliance.

A summary of the significant effects of the restatements is as follows:


                                            As Previously                             As
                                              Reported          Adjustments        Restated
                                            -------------     --------------     -------------
Year Ended December 31, 2004
----------------------------
Net loss                                    $ (5,382,478)     $  (3,369,412)     $ (8,751,890)
Net loss per share, basic and diluted       $      (0.03)     $       (0.02)     $      (0.05)


Year Ended December 31, 2003
----------------------------

Net loss                                    $ (5,931,972)     $      93,078      $ (5,838,894)
Net loss per share, basic and diluted       $      (0.09)     $          --      $      (0.09)

COMPLETE DESCRIPTION

The foregoing description of the revised condensed financial data is not a complete summary. You are urged to read the complete documents on Form 10-KSB/A for the years ended December 31, 2004 and 2003, copies of which were filed with the U.S. Securities and Exchange Commission on April 17, 2006 and which can be found on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit Number                           Description
--------------   ----------------------------------------------------------
     99.1        Letter from Peterson & Co. LLP dated as of April 10, 2006.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONE VOICE TECHNOLOGIES, INC.

Date: April 19, 2006                    /s/ Dean Weber
                                        ----------------------------
                                        Dean Weber
                                        President and CEO